UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2007

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-26224                  51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF ISOTIS, INC.

As previously announced, on August 6, 2007, Integra LifeSciences Holdings Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Ice MergerCorp, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and IsoTis, Inc., a Delaware corporation ("IsoTis"), as described in the Current Report on Form 8-K filed by the Company on August 7, 2007. Pursuant to the Merger Agreement, on October 29, 2007, Merger Sub was merged with and into IsoTis (the "Merger"). In the Merger, the Company paid consideration of $7.25 in cash per share of IsoTis common stock, representing total consideration of approximately $51 million.

IsoTis, based in Irvine, California, is an orthobiologics company that develops, manufactures and markets proprietary products for the treatment of musculoskeletal diseases and disorders. The description of the terms of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement as attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 7, 2007.

A copy of the press release issued by the Company announcing the closing of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued October 29, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

        Date: October 30, 2007         By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer







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                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued October 29, 2007